SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 29549

                                  ------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report January 22, 1996

                             DOCUCON, INCORPORATED
               (Exact name of registrant as specified in charter)

        DELAWARE                    1-10185                   74-2418590
(State or other jurisdiction      (Commission                (IRS employer
     of incorporation)            file number)            identification no.)

   7461 CALLAGHAN RD., SAN ANTONIO, TEXAS                        78230
  (Address of principal executive offices)                      (Zip Code)

                                 (210) 525-9221
              (Registrant's telephone number, including area code)
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ITEM 5

     The Company announced that it was granted an exception to the NASDAQ bid price requirement on January 17, 1996. NASDAQ indicated that the Company may achieve compliance with NASDAQ listing requirements if the bid price of its common stock remains at or above $1 for ten consecutive trading days or when it presents NASDAQ with financial statements evidencing the Company's compliance with the alternative capital and surplus requirement of $2,000,000.

     Fourth quarter earnings (unaudited) of $283,000 and equity contributions of $32,000 from the Employee Stock Purchase Plan resulted in a capital and surplus balance in excess of $2,000,000. An unaudited balance sheet reflecting those results is filed as an exhibit to this Form 8-K. That balance sheet indicates that the NASDAQ minimum standards have been achieved by the Company. As of the date of this filing, the Company is requesting that NASDAQ accept the Company's compliance with the listing requirements. Until that time, the Company's securities will be traded under the symbol DOCUC.

ITEM 7

     The unaudited balance sheet as of December 31, 1995 is filed herewith as
Exhibit 1.

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                                 EXHIBIT INDEX

Exhibit No                     Description
-----------                    -----------
    1          -- Unaudited balance sheet as of December 31, 1995

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Docucon, Incorporated
                                             (Registrant)

Date: January 23, 1996                       By EDWARD P. GISTARO
                                                Edward P. Gistaro
                                                Chief Executive Officer